UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

ENVERIC BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 30, 2026

Dear Enveric Biosciences, Inc. Stockholder,

We are writing to inform you of an important update regarding our 2026 Annual Meeting of Stockholders. After the distribution of our definitive proxy statement, dated April 14, 2026, we identified a typographical error.

To ensure you have the most accurate and complete information, we have filed additional definitive proxy materials with the Securities and Exchange Commission and are providing you with a corrected version of the relevant sections. These updates do not change the meeting date, time, or location:

Meeting Details:

●	Date: Thursday, May 28, 2026
●	Time: 10:00 a.m.
●	Location: www.virtualshareholdermeeting.com/ENVB2026 (enter the 16-digit control number on your proxy card or voting instruction form)

We encourage you to review the enclosed materials carefully before voting. If you have already voted, you may change your vote by following the instructions in the proxy materials.

Your participation is important to us, and we appreciate your attention to this matter. If you have any questions, please contact our proxy solicitor, Kingsdale Advisors, by telephone at 1-866-581-1570 (stockholders) and 646-741-3433 (brokers, banks and other nominees), or by email at contactus@kingsdaleadvisors.com.

Thank you for your continued support of Enveric Biosciences, Inc.

Sincerely,

Joseph Tucker, Ph.D.

Chief Executive Officer and Director

ENVERIC BIOSCIENCES, INC.

245 First Street, Riverview II, 18th Floor

Cambridge, MA 02142

SUPPLEMENT TO PROXY STATEMENT FOR

THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 28, 2026

Explanatory Note

On April 14, 2026, Enveric Biosciences, Inc., a Delaware corporation (“we,” “us,” “our,” “Enveric,” or the “Company”), filed a definitive proxy statement (“Proxy Statement”) for its 2026 Annual Meeting of Stockholders (“Annual Meeting”), to be held at 10:00 a.m. Eastern Time on May 28, 2026. This supplement (“Supplement”) to the Proxy Statement supplements the Proxy Statement as filed and should be read in conjunction with the Proxy Statement and any other additional proxy materials we have filed.

The purpose of this Supplement is to correct typographical errors with respect to the maximum ratio of the proposed reverse stock split range in Proposal 3. Proposal 3 in the Proxy Statement requests stockholder approval to extend the approval of the Board of Directors (the “Board”) to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, including stock held by the Company as treasury shares, at a ratio of 1-for-5 to 1-for-15 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement. In two locations within the Proxy Statement, and specifically on the proxy card (“Proxy Card”) and in the notice of Internet availability (“Notice”) that were mailed to stockholders, the maximum ratio of the proposed reverse stock split range was incorrectly stated at 1-for-50. The correct maximum ratio intended by the Board, and which was accurately stated in the text of Proposal 3 within the Proxy Statement itself, starting on page 34, is 1-for-15.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

EXCEPT AS SPECIFICALLY SUPPLEMENTED BY THE INFORMATION CONTAINED HEREIN, THIS SUPPLEMENT DOES NOT MODIFY ANY OTHER INFORMATION SET FORTH IN THE PROXY STATEMENT.

This Supplement supplements and updates the disclosures in the Proxy Statement as follows:

●	All references in the Proxy Statement to “1-for-50” are replaced with “1-for-15”.

●	The foregoing updates apply to the Proxy Card and Notice. The entirety of the revised Proxy Card and Notice are reproduced below:

Your **Vote** Counts!

ENVERIC BIOSCIENCES, INC.

2026 Annual Meeting
Vote by May 27, 2026
11:59 PM ET

V93578-P49774

You invested in ENVERIC BIOSCIENCES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held virtually via live audio webcast on May 28, 2026.**

Get informed before you vote

View the Notice of Annual Meeting of Stockholders and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 28, 2026
10:00 AM ET

Virtually at:
www.virtualshareholdermeeting.com/ENVB2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of six directors, to serve until the Company's 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified, for which the following are nominees: 01) Michael Webb 02) George Kegler 03) Frank Pasqualone 04) Marcus Schabacker, M.D., Ph.D. 05) Joseph Tucker, Ph.D. 06) Sheila DeWitt, Ph.D.	For
2.	*Say-on-Pay Proposal* — To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers, as disclosed in the proxy statement:	For
3.	*Reverse Stock Split Proposal* — To extend the approval of the Board of Directors to, at the discretion of the Board, effect a reverse stock split at a ratio between 1-for-5 and 1-for-15, with the exact ratio within such range to be determined at the discretion of the Board, as previously approved by stockholders at the December 11, 2025 special meeting:	For
4.	*Authorized Stock Increase Proposal* — To extend the approval to increase the number of authorized shares of the Company's common stock from 100,000,000 to 5,000,000,000 as previously approved by stockholders at the December 11, 2025 special meeting:	For
5.	*Auditor Ratification Proposal* — To ratify the appointment of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026:	For
6.	*Adjournment Proposal* — To approve a complete or partial adjournment of the 2026 Annual Meeting of Stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes in favor of the foregoing proposals or to establish a quorum:	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V93579-P49774

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ENVB2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93554-P49774 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENVERIC BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of six directors, to serve until the Company's 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified, for which the following are nominees:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01) Michael Webb
02) George Kegler
03) Frank Pasqualone
04) Marcus Schabacker, M.D., Ph.D.
05) Joseph Tucker, Ph.D.
06) Sheila DeWitt, Ph.D.

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
2. *Say-on-Pay Proposal* — To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers, as disclosed in the proxy statement:	☐	☐	☐
3. *Reverse Stock Split Proposal* — To extend the approval of the Board of Directors to, at the discretion of the Board, effect a reverse stock split at a ratio between 1-for-5 and 1-for-15, with the exact ratio within such range to be determined at the discretion of the Board, as previously approved by stockholders at the December 11, 2025 special meeting:	☐	☐	☐
4. *Authorized Stock Increase Proposal* — To extend the approval to increase the number of authorized shares of the Company's common stock from 100,000,000 to 5,000,000,000 as previously approved by stockholders at the December 11, 2025 special meeting:	☐	☐	☐
5. *Auditor Ratification Proposal* — To ratify the appointment of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026:	☐	☐	☐
6. *Adjournment Proposal* — To approve a complete or partial adjournment of the 2026 Annual Meeting of Stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes in favor of the foregoing proposals or to establish a quorum:	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders and Proxy Statement and Annual Report are available at www.proxyvote.com.

V93555-P49774

ENVERIC BIOSCIENCES, INC.
Annual Meeting of Stockholders
May 28, 2026 10:00 AM ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Joseph Tucker and Kevin Coveney, and each of them (the "Proxies"), as Proxies of the undersigned, with the full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Enveric Biosciences, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on May 28, 2026, virtually at www.virtualshareholdermeeting.com/ENVB2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side